A G R E E M E N T

                              entered into between

                         SILVERSTAR DEVELOPMENT LIMITED
                       (Registration No. 1995/000369/06)

                                      and

            VERKRANS ONTWIKKELINGS MAATSKAPPY (PROPRIETARY) LIMITED
                       (Registration No. 1971/013858/07)

                                      and

                  CENTURY CASINOS AFRICA (PROPRIETARY) LIMITED
                       (Registration No. 1996/010501/07)

WHEREBY IT IS AGREED AS FOLLOWS :

1. INTERPRETATION AND PRELIMINARY

     The headings of the clauses in this agreement are for the purpose of convenience and reference only and shall not be used in the interpretation of nor modify nor amplify the terms of this agreement nor any clause hereof. Unless a contrary intention clearly appears -

     1.1. words importing -

          1.1.1. any one gender include the other two genders;

          1.1.2. the singular include the plural and vice versa; and

          1.1.3.  natural  persons  include  created   entities   (corporate  or
               unincorporate) and the state and vice versa;

     1.2. the following terms shall have the meanings assigned to them hereunder and cognate expressions shall have corresponding meanings, namely -

          1.2.1. "the/this agreement" means this sale of shares and claims agreement as set out herein, together with all appendices attached hereto;

          1.2.2. "business day" means a day (other than a Saturday, Sunday or an
               officially   recognised   public  holiday)  on  which  banks  are
               generally open for business in the Republic of South Africa;

          1.2.3. "the claims" means all claims of whatsoever nature which the seller may have against the company on the effective date;

          1.2.4.  "the  company"   means   VERKRANS   ONTWIKKELINGS   MAATSKAPPY
               (PROPRIETARY) LIMITED , Registration Number 1971/013858/07;

          1.2.5. "the documents of title" means collectively -

               1.2.5.1. original, current share certificates duly cancelled;

               1.2.5.2. the share  transfer  forms in respect of the shares duly signed and dated by the  seller in favour of the  purchaser;
                    and

               1.2.5.3. original,  new share certificates duly issued reflecting the purchaser as the holder;

               1.2.5.4. a  resolution  of the board of  directors of the company approving the sale of the shares as set out herein;

               1.2.5.5. a written cession of the claims;

               1.2.5.6. a written  resignation of all of the  directors,  public officer and all office holders of the company;

               1.2.5.7. a written resignation of the auditors of the company;

               1.2.5.8.  all  books  and  records  pertaining  to  the  company, including the title deed under which certain immovable property, being Portion 39 (a portion of Portion 6) of the farm Roodekrans No 183 IQ, Gauteng, is held;

          1.2.6. "the effective date" means 1 December 2004;

          1.2.7. "prime rate" means the publicly quoted basic rate of interest per annum at which The Standard Bank of South Africa Limited lends on unsecured overdraft in the private sector from time to time, determined on a 365 (three hundred and sixty five) day year factor irrespective of whether the year is a leap year and compounded monthly in arrears (as certified by any manager of such bank, whose appointment and/or authority it shall not be necessary to prove);

          1.2.8. "the purchase consideration" means an amount of R4 405 000,00 (four million four hundred and five thousand rand);

          1.2.9.  "the  purchaser"   means   SILVERSTAR   DEVELOPMENT   LIMITED,
               Registration Number 1995/000369/06;

          1.2.10. "the seller" means CENTURY CASINOS AFRICA (PROPRIETARY) LIMITED Registration Number 1996/010501/07;

          1.2.11. "the shares" means 2 (two) ordinary shares with a par value of R1,00 (one rand) each in the issued share capital of the company and 100 (one hundred) preference shares with a par value of R1,00 (one rand) each;

     1.3. any reference in this agreement to "date of signature hereof" shall be read as meaning a reference to the date of the last signature of this agreement;

     1.4. any reference to an enactment is to that enactment as at the date of signature hereof and as amended or re-enacted from time to time;

     1.5. if any provision in a definition is a substantive provision conferring rights or imposing obligations on any party, notwithstanding that it is only in the definition clause, effect shall be given to it as if it were a substantive provision in the body of the agreement;

     1.6. when any number of days is prescribed in this agreement, same shall be reckoned exclusively of the first and inclusively of the last day unless the last day falls on a Saturday, Sunday or public holiday, in which case the last day shall be the next succeeding day which is not a Saturday, Sunday or public holiday;

     1.7. where figures are referred to in numerals and in words, if there is any conflict between the two, the words shall prevail;

     1.8. expressions defined in this agreement shall bear the same meanings in schedules or annexures to this agreement which do not themselves contain their own definitions;

     1.9. reference to day/s, month/s or year/s shall be construed as Gregorian calendar day/s, month/s or year/s;

     1.10.the use of any expression in this agreement covering a process available under South African law such as a winding-up (without limitation eiusdem generis) shall, if any of the parties to this agreement is subject to the law of any other jurisdiction, be construed as including any equivalent or analogous proceedings under the law of such defined jurisdiction;

     1.11.where any term is defined within the context of any particular clause in this agreement, the term so defined, unless it is clear from the clause in question that the term so defined has limited application to the relevant clause, shall bear the meaning ascribed to it for all purposes in terms of this agreement, notwithstanding that that term has not been defined in this interpretation clause;

     1.12.the expiration or termination of this agreement shall not affect such of the provisions of this agreement as expressly provide that they will operate after any such expiration or termination or which of necessity must continue to have effect after such expiration or termination, notwithstanding that the clauses themselves do not expressly provide for this;

     1.13.the rule of construction that a contract shall be interpreted against the party responsible for the drafting or preparation of the contract, shall not apply;

     1.14.any reference in this agreement to a party shall, if such party is liquidated or sequestrated, be applicable also to and binding upon that party's liquidator or trustee, as the case may be.

2. PREAMBLE

     2.1. The seller is the owner of the shares and the claims and has indicated its willingness to dispose of the shares and the claims to the purchaser.

     2.2. The purchaser has indicated its willingness to acquire the shares and the claims.

     2.3. The parties therefore agree subject to the terms and conditions set out herein.

3. SUSPENSIVE CONDITIONS

     3.1. This agreement, in its entirety, is subject to the fulfilment of the following suspensive conditions by no later than 1 December 2004, namely that -

          3.1.1. all relevant resolutions have been adopted by the seller for the implementation of this agreement, specifically a resolution of the board of directors of the seller as well as a resolution in terms of s228 of the Companies Act, 1973 by the members of the seller;

          3.1.2. agreement has been reached relating to the repayment of a loan by the purchaser to a Century group company in an amount of R5 559 500,00 (five million five hundred and fifty nine thousand five hundred and rand).

     3.2. The suspensive conditions set out in clause 3.1 are inserted for the benefit of the purchaser who shall be entitled to waive compliance of same or extend the date upon which same or any of them must be fulfilled in writing.

     3.3. The parties undertake that they will use their best endeavours to procure the fulfilment of the suspensive conditions set out in clause 3.1.

     3.4. Should any of the suspensive conditions set out in clause 3.1 not be fulfilled or not be waived in writing by the purchaser on or before 1 December 2004, as the case may be -

          3.4.1. this agreement shall be of no further force or effect;

          3.4.2. no party shall have any claim against the other arising from the conclusion of this agreement, save where a party has deliberately frustrated the fulfilment of the suspensive conditions, and the parties shall be restored to the status quo ante.

4. SALE

     4.1. The seller hereby sells the shares and the claims to the purchaser, which purchases same, on the terms and conditions set out herein.

     4.2. The purchase price for the shares and the claims shall be an amount equal to R4 405 000,00 (four million four hundred and five thousand rand) which shall be apportioned as the face value of the claims and the balance to the shares, which amount shall be paid by the purchaser to the seller on the effective date.

     4.3. The   obligation   of  the   purchaser  to   discharge   the  purchase
          consideration as envisaged in clause 4.1 shall be without the cost of transfer of money and without deduction and/or set-off whatsoever.

     4.4. To the extent that either party fails to pay any amount on due date in full, such amount shall attract interest at the prime rate plus 3% (three per cent) calculated from the due date until the actual date of payment, calculated nominal annual and compounded monthly in arrears.

5. DELIVERY

     On the effective date the parties shall meet at a convenient forum, at which date -

     5.1. the purchaser shall pay an amount of R4 405 000,00 (four million four hundred and five thousand rand) in full discharge of its obligations to pay the purchase consideration; and

     5.2. the seller shall deliver the documents of title to the purchaser.

6. RISK AND BENEFIT

     6.1. With effect from the effective date, all risk in and benefit attaching to the shares and the claims shall vest in the purchaser.

     6.2. It is specifically recorded, that the shares and the claims are sold cum dividend in respect of any dividends that may be declared in respect of the shares by the board of directors of the company up to the effective date.

7. VOETSTOOTS

     The seller warrants in favour of the purchaser that -

     7.1. it is the registered and beneficial owner of the shares and the claims;

     7.2. on the effective date the purchaser shall become the sole and exclusive owner of the shares and the claims;

     7.3. the shares and the claims are not pledged, encumbered, the subject of any notarial deed or otherwise and the seller is able to transfer ownership in and to the shares and the claims to the purchaser;

     7.4. the company will have the assets and liabilities as set out in the pro forma balance sheet attached hereto as Annexure A and it will not have any liabilities of whatsoever nature, whether contractual, otherwise or whether contingent or otherwise;

     7.5. no assets of the company, including the immovable property referred to in clause 1.2.5.8, are encumbered, the subject of any pledge, lien, bond or otherwise whatsoever;

     7.6. the seller gives the other additional warranties relating to the company as set out in Annexure B.

8. CONFIDENTIALITY AND PUBLICITY

     Any information obtained by either party to this agreement in terms, or arising from the implementation, of this agreement shall be treated as confidential by the party and shall not be used, divulged or permitted to be divulged to any person not being a party to this agreement, without the prior written consent of the other party save that -

     8.1. each party shall be entitled to disclose such information to such of its employees (which shall include any of its directors) and/or contractors who need to know for the purposes of this agreement. Before revealing such information to any such employees and/or contractors, it undertakes to procure that the employees and/or contractors are aware of the confidential nature of the information being made available to them;

     8.2. any information which is required to be furnished by law or by existing contract or by any stock exchange on which the shares of either party to this agreement or its holding company are listed may be so furnished;

     8.3. either party shall be entitled (after consultation with the other party so as to avoid embarrassment or prejudice to the extent possible) to make such information available to its shareholders as may be necessary to enable such shareholders to consider the value and prospects of their shareholdings;

     8.4. neither party shall be precluded from divulging any information to any person who is negotiating with such party for the acquisition of an interest in such party, provided that the person to whom any disclosure is made in the aforesaid circumstances shall first have undertaken in writing not to divulge such information to any other person and to use it only for the purpose of evaluating the business;

     8.5. no party shall be precluded from using or divulging such information in order to pursue any legal remedy available to it.

9. DOMICILIUM CITANDI ET EXECUTANDI

     9.1. The parties choose as their domicilia citandi et executandi for all purposes under this agreement, whether in respect of court process, notices or other documents or communications of whatsoever nature the following addresses :

          9.1.1. the seller:

                 Physical:       c/o 1 Nerina Avenue
                                 Caledon
                                 7230

                 Attention:      The Managing Director

                 Telefax:        +1 707 982 7586

          9.1.2. the purchaser:

                 Physical:       c/o 34 Buffalo Thorn Road
                                 Fourways Gardens
                                 Fourways
                                 2055

                 Telefax:        + 27 86 672 6282

          9.1.3. the company:

                 Physical:       c/o 1 Nerina Avenue
                                 Caledon
                                 7230

                 Attention:      The Managing Director

                                 Telefax: +1 707 982 7586

     9.2. Any notice or communication required or permitted to be given in terms of this agreement shall be valid and effective only if in writing but it shall be competent to give notice by telefax.

     9.3. Either party may by notice to the other party change the physical address chosen as its domicilium citandi et executandi to another physical address in South Africa or its telefax number, provided that the change shall become effective on the 10th business day from the deemed receipt of the notice by the other party.

     9.4. Any notice to a party -

          9.4.1. sent by courier in a correctly addressed envelope to it at its chosen address shall be deemed to have been received on the 3rd business day after sending (unless the contrary is proved);

          9.4.2. delivered by hand to a responsible person during ordinary business hours at the physical address chosen as its domicilium citandi et executandi shall be deemed to have been received on the day of delivery; or

          9.4.3. sent by telefax to its chosen telefax number stipulated in clause 9.1, shall be deemed to have been received on the date of despatch (unless the contrary is proved).

     9.5. Notwithstanding anything to the contrary herein contained a written notice or communication actually received by a party shall be an adequate written notice or communication to it notwithstanding that it was not sent to or delivered at its chosen domicilium citandi et executandi.

10. REPRESENTATIONS AND WARRANTIES

     Each party hereby represents and warrants to the other that -

     10.1.it has full power and authority to execute, deliver and perform its obligations under this agreement and no limitation under its power will be exceeded as a result of it entering into this agreement;

     10.2. this agreement is legal, valid and binding upon the parties;

     10.3.subject to the provisions of clause 3, all actions, conditions and things required to be taken, fulfilled or done (including the obtaining of all necessary consents and authorisations) for its entering into and performance of this agreement have been taken, fulfilled and done.

11. WHOLE AGREEMENT, NO AMENDMENT

     11.1.This agreement constitutes the whole agreement between the parties relating to the subject matter hereof.

     11.2.No amendment or consensual cancellation of this agreement or any provision or term hereof or of any agreement, bill of exchange or other document issued or executed pursuant to or in terms of this agreement and no settlement of any disputes arising under this agreement and no extension of time, waiver or relaxation or suspension of any of the provisions or terms of this agreement or of any agreement, bill of exchange or other document issued pursuant to or in terms of this agreement shall be binding unless recorded in a written document signed by the parties (or in the case of an extension of time, waiver or relaxation or suspension, signed by the party granting such extension, waiver or relaxation). Any such extension, waiver or relaxation or suspension which is so given or made shall be strictly construed as relating strictly to the matter in respect whereof it was made or given.

     11.3.No extension of time or waiver or relaxation of any of the provisions or terms of this agreement or any agreement, bill of exchange or other document issued or executed pursuant to or in terms of this agreement, shall operate as an estoppel against any party in respect of its rights under this agreement, nor shall it operate so as to preclude such party thereafter from exercising its rights strictly in accordance with this agreement.

     11.4.To the extent permissible by law no party shall be bound by any express or implied term, representation, warranty, promise or the like not recorded herein, whether it induced the contract and/or whether it was negligent or not.

     11.5.This agreement may be signed in counterparts, including by way of facsimile, each of which shall be deemed to be an original.

12. BREACH

     Should any party breach any term and/or condition of this agreement and fail to remedy such breach within a period of 14 (fourteen) business days after receipt of written notification to such effect, the nondefaulting party shall be entitled, without prejudice to its rights in terms of this agreement or at law, to claim immediate specific performance or to cancel this agreement, in either case without prejudice to its rights to claim damages.

13. COSTS

     13.1.Each party shall pay its own costs associated with the drafting and implementation of this agreement.

     13.2.The purchaser shall pay all stamp duty and related levies associated with the transfer of the shares into the name of purchaser.

     13.3.Any costs, including attorney and own client costs, incurred by either party arising out of a breach by the other party of any of the provisions of this agreement shall be borne by the party in breach.

SIGNED by the parties and witnessed on the following dates and at the following places respectively:

DATE            PLACE       WITNESS                     SIGNATURE

                            1. Debra Wessels//s//       For:  SILVERSTAR
12/01/2004     Ormonde                                 DEVELOPMENT LIMITED
                            2. Christian Neuberger//s// Jose Da Silva //s//


                            1. Debra Wessels//s//       For: VERKRANS
12/01/2004     Johannesburg                            ONTWIKKELINGS MAATSKAPPY
                            2. Christian Neuberger//s// PROPRIETARY) LIMITED
                                                        Christian Gernert//s//

                            1. Debra Wessels//s//       For: CENTURY CASINOS A
12/01/2004      Johannesburg                            AFRICA (PROPRIETARY)
                            2. Christian Neuberger//s// LIMITED
                                                        Christian Gernert//s//

                                   ANNEXURE A

                                   ANNEXURE B

1. In this annexure -

     1.1. the "agreement" means the agreement to which this annexure is attached;

     1.2. the "Act" means the Companies Act 1973 as amended;

     1.3. the seller ("the warrantor") shall be deemed to have knowledge of any facts or circumstances of which any servant of the company has knowledge;

     1.4. to the extent that at signature of the agreement, the effective date may already have passed, and accordingly the use of any tense may be inappropriate, the warranties shall be read in the appropriate tense.

     1.5. the warranties will be qualified by any disclosure made by the warrantor in the attached disclosure schedule.

2. On the signature date and the effective date -

     2.1. the company will be regularly incorporated as a private company with limited liability according to the laws of the Republic of South Africa;

     2.2. no steps will have been  taken in  respect of the  company in terms of section 73 of the Act;

     2.3. the authorised share capital of the company will be _______________ divided into 3 000 (three thousand) ordinary shares of R1,00 (one rand) each and the shares sold in terms of this agreement represent the entire issued share capital of the company;

     2.4. all the issued shares in the capital of the company will be of one class and the issued shares will rank pari passu with each other;

     2.5. the company will not be under any obligation (whether contingently upon the exercise of any right or otherwise) to increase or reduce or otherwise alter its authorised or issued share capital;

     2.6. no person will have any right (including any option or right of first refusal) to subscribe for any of the shares or the debentures or to take up or acquire any of the unissued shares in the capital of the company, present or future;

     2.7. no resolution will have been passed, nor will the company be obliged, to alter any of the rights attaching to any of the shares in the share capital of the company or to alter the memorandum or articles of association of the company or to create or to issue any debentures;

     2.8. no person will have any right to obtain an order for the rectification of the register of members of the company;

     2.9. the memorandum and articles of association of the company will be those of which a copyhas been submitted to the purchaser, without any amendments;

     2.10.the company's books and records will have been properly maintained according to law and will accurately reflect, in accordance with generally accepted and sound accounting principles and standards, all of the transactions entered into by the company or to which it is a party;

     2.11.the company will have complied with all legislation, enactments, proclamations, ordinances, by-laws and regulations which affect it and, in particular, it will have complied with all the provisions of the legislation affecting, regulating or providing for income or other tax or duties and the employment of labour and also the provisions of the Act;

     2.12.the company will have all such licences,  consents,  permits and other authorities prescribed by law for the lawful conduct of its business in the manner in which it is presently conducted. The warrantor is not aware of any facts or circumstances which may result in the cancellation or material alteration or non-renewal of any such licences, consents, permits, approvals or other authorities;

     2.13.the  company  will  have  maintained   registers  in  accordance  with
          generally accepted and sound accounting practice and/or the provisions of the Act;

     2.14.no person will have the right (including any option or right of first refusal) to purchase any of the assets of the company;

     2.15.save  as  disclosed  to  the  purchaser  in  writing  in  terms  of  a disclosure schedule, the company will not be liable, whether contingently or otherwise, and whether as surety, co-principal debtor, guarantor or indemnitor, for the liabilities of any third party;

     2.16.the company will not have any liabilities whatsoever, whether from a tax nature or otherwise;

     2.17. the company will not be in default of any of its obligations;

     2.18.all returns,  computations,  notices and information which are or have been required to be made or given by the company for taxation purposes
          -

          2.18.1. have been made or given within the requisite periods required by law and on the proper basis and are up to date and correct;

          2.18.2. none of them is or is likely to be the subject of any dispute with a revenue authority;

          2.18.3. none will give rise to any disallowance of relief, allowance, deduction or credit or assessment (including any claim for any penalty, interest, surcharge or fine).

     2.19.no queries have been addressed to the company or its public officer by any tax official nor has the company lodged any tax objections, which have not been fully disposed of.

3. As at the signature date the company is not engaged in any litigation, income tax appeals, arbitration or criminal proceedings. Having made all reasonable enquiries, the warrantor is not aware of any facts, matters or circumstances which may give rise to any such litigation, income tax appeals, arbitration or criminal proceedings.

4. This transaction does not constitute a breach of any of the company's contractual obligations, nor will it entitle any person to terminate or vary the terms of any contract to which the company is a party.

5. As at the signature date and the effective date the warrantor has disclosed to the purchaser all facts and circumstances which they bona fide believe to be material to this transaction and which would be material or would be reasonably likely to be material to a purchaser of the shares and the purchase price payable in respect thereof.

6. Should there be any undisclosed liability of the company, the seller shall make good any such amount on demand.

7. The company will not have any employees on the effective date.

8. With reference to the movable property referred to in clause 1.2.5.8 -

     8.1. the company is the beneficial owner of the property;

     8.2. the company has not entered into any agreement granting any third party or otherwise a right of occupation or use of the property;

     8.3. no agreements have been entered into by the company whereby any restrictive conditions or servitudes or usufructs attached to the property other than those presently registered in the relevant Deeds Office;

     8.4. the seller is not aware of any facts, matters or circumstances which may give rise to -

          8.4.1. any change in the zoning of the property other than in respect of the proposed casino hotel development;

          8.4.2. any expropriation of the property;

          8.4.3. any current or potential defects to the title deed.

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                               TABLE OF CONTENTS

CLAUSE NUMBER AND DESCRIPTION                           PAGE
1. INTERPRETATION AND PRELIMINARY........................ 2

2. PREAMBLE...............................................6

3. SUSPENSIVE CONDITIONS................................. 6

4. SALE...................................................7

5. DELIVERY...............................................8

6. RISK ANDBENEFIT........................................8

7. VOETSTOOTS.............................................8

8. CONFIDENTIALITY AND PUBLICITY......................... 9

9. DOMICILIUM CITANDI ET EXECUTANDI..................... 10

10. REPRESENTATIONS AND WARRANTIES...................... 11

11. WHOLE AGREEMENT, NO AMENDMENT....................... 12

12. BREACH...............................................13

13. COSTS................................................13

ANNEXURE A................................................1

ANNEXURE B................................................1